SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 15, 2004

                           Newmont Mining Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
                            (Commission File Number)

                                   84-1611629
                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
               (Address of principal executive offices) (zip code)

                          (303) 863-7414 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      On September 15, 2004, Newmont Mining Corporation (the "Company") announced that operations at the Minera Yanacocha mine in Peru have been scaled back as a result of a road blockade and safety concerns.

      A copy of the Company's news release is furnished as an exhibit to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) None.

(b) None.

(c) Exhibits

      Exhibit No.               Description

      Exhibit 99.1              News Release dated September 15, 2004


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          By: /s/ Bruce D. Hansen
                                              ------------------------
                                          Name:  Bruce D. Hansen
                                          Title: Senior Vice President
                                          and Chief Financial Officer

Dated: September 15, 2004


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

                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibits

99.1                    News Release dated September 15, 2004


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